Exhibit 99.1

PRESS RELEASE

Univar Solutions to be Acquired by Apollo Funds for $8.1 Billion

Shareholders to Receive $36.15 Per Share in Cash

DOWNERS GROVE, Ill. and NEW YORK — March 14, 2023 — Univar Solutions Inc. (NYSE: UNVR) (“Univar Solutions” or the “Company”) and Apollo (NYSE: APO) announced today that funds managed by affiliates of Apollo (the “Apollo Funds”) have entered into a definitive merger agreement to acquire the Company in an all-cash transaction that values the Company at an enterprise value of approximately $8.1 billion. The transaction includes a minority investment from a wholly owned subsidiary of the Abu Dhabi Investment Authority (“ADIA”).

The agreement provides that Univar Solutions shareholders will receive $36.15 per share in cash, which represents a 20.6% premium to the Company’s undisturbed closing stock price on November 22, 2022. The transaction consideration also represents a premium of 33.6% to the volume-weighted average price of Univar Solutions for the 30 trading days ending on November 22, 2022.

“We are pleased to have reached this agreement with Apollo, which will provide immediate and certain cash value for Univar Solutions shareholders,” said Chris Pappas, chairman of the Univar Solutions Board of Directors (the “Board”). “The Board’s decision follows a comprehensive review of value creation opportunities for Univar Solutions. We are confident this transaction is the right path forward and achieves our goal of maximizing value for Univar Solutions shareholders.”

David Jukes, president and chief executive officer of Univar Solutions, said, “Over the last three years, we have transformed the Company, putting the customer at the center of all we do, which has solidified our position as a leading value-added service and solution provider. This transaction reflects the success of our strategy and delivers substantial value to our shareholders. It is a testament to the tireless efforts of my colleagues, whose commitment to our purpose of helping keep our communities healthy, fed, clean, and safe has enabled our success. In Apollo, we are pleased to gain a partner to support continued investment in our portfolio and I look forward to working closely with their team as we grow Univar Solutions and serve our key suppliers and customers globally.”

Apollo Private Equity Partner Sam Feinstein said, “Univar is a global leader in specialty chemicals and ingredients distribution, fueling a vast array of industries with innovative, safe and sustainable solutions. In recent years, David and his team have made tremendous progress enhancing the customer experience, and we believe Univar can accelerate its long-term strategy as an Apollo Fund portfolio company. We look forward to leveraging our extensive experience in the sector to support management in this exciting next phase.”

Transaction Details

The merger agreement, which has been unanimously approved by the Univar Solutions Board of Directors, provides that Univar Solutions shareholders will receive $36.15 in cash for each share of common stock they own.

The transaction will be financed with equity provided by the Apollo Funds, a minority equity investment from a wholly owned subsidiary of ADIA and a committed debt financing package.

The transaction is expected to close in the second half of 2023, subject to customary closing conditions, including approval by Univar Solutions shareholders and receipt of regulatory approvals. The transaction is not subject to a financing condition.

Upon completion of the transaction, shares of Univar Solutions common stock will no longer trade on the New York Stock Exchange, and Univar Solutions will become a privately held company. Univar Solutions will continue to operate under the Univar Solutions name and brand and maintain a global presence.

The foregoing description of the merger agreement and the transactions contemplated thereby is subject to, and is qualified in its entirety by reference to, the full terms of the merger agreement, which Univar Solutions will file with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

Advisors

Goldman Sachs & Co. LLC and Deutsche Bank Securities Inc. are serving as financial advisors to Univar Solutions and Wachtell, Lipton, Rosen & Katz is serving as lead counsel to Univar Solutions.

Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to the Apollo Funds.

J.P. Morgan Securities LLC is acting as lead financial advisor to Apollo. BMO Capital Markets, BNP Paribas Securities Corp., Credit Suisse, Guggenheim Securities, LLC, HSBC Securities (USA) Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC are also serving as financial advisors to Apollo.

Cleary Gottlieb Steen & Hamilton LLP is serving as legal counsel to ADIA.

Additional Information About the Proposed Transaction and Where to Find It

This communication relates to the proposed transaction between Univar Solutions Inc. (“Univar Solutions” or the “Company”) and funds managed by affiliates of Apollo Global Management, Inc. (“Apollo”). In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF UNIVAR SOLUTIONS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT UNIVAR SOLUTIONS, APOLLO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting the Company’s investor relations website, https://investors.univarsolutions.com/home/default.aspx.

Participants in the Solicitation of Proxies

Under SEC rules, the Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in connection with the proposed transaction. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the definitive proxy statement for the Company’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on March 23, 2022, or its Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents filed by the Company with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements and Information

This communication contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms. All forward-looking statements made in this communication are qualified by this cautionary language.

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. Potential factors that could affect such forward-looking statements include, among others: general economic conditions, particularly fluctuations in industrial production and consumption and the timing and extent of economic downturns; significant changes in the business strategies of producers or in the operations of customers; increased competitive pressures, including as a result of competitor consolidation; potential supply chain disruptions; significant changes in the pricing, demand and availability of chemicals; potential cybersecurity incidents, including security breaches; the Company’s indebtedness, the restrictions imposed by, and costs associated with, its debt instruments, and its ability to obtain additional financing; the broad spectrum of laws and regulations that the Company is subject to, including extensive environmental, health and safety laws and regulations and changes in tax laws; an inability to generate sufficient working capital; transportation related challenges, including increases in transportation and fuel costs, changes in the Company’s relationship with third party transportation providers, and ability to attract and retain qualified drivers; accidents, safety failures, environmental damage, product quality issues, delivery failures or hazards and risks related to its operations and the hazardous materials it handles; potential inability to obtain adequate insurance coverage; ongoing litigation, potential product liability claims and recalls, and other environmental, legal and regulatory risks; challenges associated with international operations; exposure to interest rate and currency fluctuations; an inability to integrate the business and systems of companies it acquires, including failure to realize the anticipated benefits of such acquisitions; possible impairment of goodwill and intangible assets; its ability to attract or retain a qualified and diverse workforce; negative developments affecting its pension plans and multi-employer pensions; labor disruptions associated with the unionized portion of its workforce; its ability to execute on its initiatives and goals related to environmental, social, and governance (“ESG”) matters and the increasing legal and regulatory focus on ESG; the impacts resulting from the conflict in Ukraine or related geopolitical tensions; that a condition to the closing of the proposed transaction that may not be satisfied; the occurrence of any event that can give rise to termination of the proposed transaction; the failure to obtain approval of the proposed transaction by the Company’s shareholders; the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; management’s time and attention being diverted to issues related to the proposed transaction; the Company’s ability to meet expectations regarding the timing and completion of the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business, contractual and operational relationships; the institution of legal proceedings against the Company or Apollo related to the proposed transaction; the Company becoming unable to retain or hire key personnel due to the proposed transaction; the announcement of the proposed transaction having a negative effect on the market price of the Company’s common stock or operating results; the ability of the Company to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, conflict, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related Company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets, including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; actions by third parties, including government agencies; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the Company’s ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and the other factors described in the Company’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and to other documents filed by the Company with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. In addition, the Company will discuss certain of these risks in greater detail, as well as other risks associated with the proposed transaction, in the Proxy Statement. We caution you that the forward-looking information presented in this communication is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this communication.

Any forward-looking statements represent the Company’s views only as of the date of this communication and should not be relied upon as representing the Company’s views as of any subsequent date, and the Company undertakes no obligation, other than as may be required by law, to update any forward-looking statement.

About Univar Solutions

Univar Solutions (NYSE: UNVR) is a leading global specialty chemical and ingredient distributor representing a premier portfolio from the world’s leading producers. With the industry’s largest private transportation fleet and technical sales force, unparalleled logistics know-how, deep market and regulatory knowledge, formulation and recipe development, and leading digital tools, the Company is well-positioned to offer tailored solutions and value-added services to a wide range of markets, industries, and applications. While fulfilling its purpose to help keep communities healthy, fed, clean and safe, Univar Solutions is committed to helping customers and suppliers innovate and focus on Growing Together. Learn more at univarsolutions.com.

About Apollo

Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three investing strategies: yield, hybrid, and equity. For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth. Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions. Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes. As of December 31, 2022, Apollo had approximately $548 billion of assets under management. To learn more, please visit www.apollo.com.

FOR ADDITIONAL INFORMATION:

Investor Relations:	Media Relations:

Heather Kos	Dwayne Roark
+1-844-632-1060	+1-331-777-6031
IR@univarsolutions.com	mediarelations@univarsolutions.com

CONTACTS FOR APOLLO:

Global Head of Investor Relations:	Global Head of Corporate Communications:

Noah Gunn	Joanna Rose
+1-212-822-0540	+1-212-822-0491
IR@Apollo.com	Communications@Apollo.com

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